[letterhead of Causeway Capital Management LLC]

August 5, 2014

VIA EDGAR

U.S. Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	Causeway Capital Management Trust – Post-Effective Amendment No. 29 to the

Registration Statement on Form N-1A (File Nos. 333-67552 and 811-10467)

Ladies and Gentlemen:

Please find enclosed for filing on behalf of Causeway Capital Management Trust (the “Trust”), pursuant to the Securities Act of 1933, as amended (the “1933 Act”), and Rule 485(a) of Regulation C thereunder, and pursuant to the Investment Company Act of 1940, as amended, and the regulations thereunder, Post-Effective Amendment No. 29 (the “Post-Effective Amendment”) to the Trust’s Registration Statement on Form N-1A. This transmission contains a conformed signature page. The manually signed original of this document is maintained at the offices of the Trust.

The Trust is filing the Post-Effective Amendment to make material changes to the disclosure for Causeway International Opportunities Fund (the “Fund”), a series of the Trust. The Fund is currently structured as a “fund of funds.” If shareholders approve a new advisory agreement for the Fund, it would pay an advisory fee and begin to make direct investments in securities, and the new disclosure reflects these changes. More information about the Fund is contained in the Post-Effective Amendment.

The Trust expects to file an amendment pursuant to Rule 485(b) prior to the effective date of this filing to add certain exhibits and make other nonmaterial changes as necessary. Pursuant to Rule 485(a)(1) under the 1933 Act, this Post-Effective Amendment would become effective on October 8, 2014, which is more than 60 days, but less than 80 days, after the filing hereof.

If you have any questions or comments concerning the foregoing, please do not hesitate to contact me at 310.231.6181 or my colleague Turner Swan at 310.231.6117.

Sincerely,

/s/ Kurt J. Decko

Kurt J. Decko

Enclosure